ETF2 P2 01/20

SUPPLEMENT DATED JANUARY 31, 2020

TO THE PROSPECTUS dated AUGUST 1, 2019

OF

Franklin Liberty Investment Grade Corporate ETF

(a series of Franklin Templeton ETF Trust)

On January 31, 2020, Thomas Runkel, one of the portfolio managers of the Franklin Liberty Investment Grade Corporate ETF (the “Fund”), became a portfolio manager of Franklin Advisers, Inc., the Fund’s investment adviser.  Prior to that date, Mr. Runkel was a portfolio manager of the Fund’s sub-adviser, Franklin Templeton Portfolio Advisors, Inc.  In light of this change, the Prospectus is amended as follows:

I.  The “Fund Summaries—Sub-Advisor” section on page 17 of the Prospectus is replaced with the following:

Sub-Advisor

Franklin Templeton Institutional, LLC (FT Institutional). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II.  The “Fund Summaries—Portfolio Managers” section on page 17 of the Prospectus is replaced with the following:

Portfolio Managers

Marc Kremer, CFA

Portfolio Manager of FT Institutional and portfolio manager of the Fund since inception (2016).

Shawn Lyons, CFA

Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2016).

Thomas Runkel, CFA

Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

Pururav Thoutireddy, Ph.D.

Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

III.  The second paragraph under the “Fund Details—Management” section on page 66 of the Prospectus is replaced with the following:

With respect to Franklin Liberty Investment Grade Corporate ETF, under a separate agreement with Advisers, Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, New York 10017, serves as the Fund’s sub-advisor. The sub-advisor provides Advisers with investment management advice (which may include research and analysis services). FT Institutional is a wholly owned subsidiaries of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

IV.  The portfolio manager line-up under the “Fund Details—Management—Franklin Liberty Investment Grade Corporate ETF” section on page 67 of the Prospectus is replaced with the following:

Marc Kremer, CFA Portfolio Manager of FT Institutional

Mr. Kremer has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 2003.

Shawn Lyons, CFA Portfolio Manager of Advisers

Mr. Lyons has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1996.

Thomas Runkel, CFA Portfolio Manager of Advisers

Mr. Runkel has been a portfolio manager of Fund since October 2019. He first joined Franklin Templeton in 1983 and rejoined again in 2006.

Pururav Thoutireddy, Ph.D. Portfolio Manager of Advisers

Dr. Thoutireddy has been a portfolio manager of Fund since October 2019. He joined Franklin Templeton in 2015. Prior to joining Franklin Templeton, Dr. Thoutireddy was Senior Financial Engineer with Calypso Technology Inc. and Moody Analytics.

Please keep this supplement with your Prospectus for future reference.